EXHIBIT 10.1

ROYAL CARIBBEAN CRUISES LTD., as Issuer,

THE BANK OF NEW YORK, as Trustee, Transfer Agent, Principal Paying Agent and Security Registrar

and

AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED, as Irish Paying Agent

INDENTURE

Dated as of January 25, 2007

€1,000,000,000

5.625% Senior Notes due 2014

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TABLE OF CONTENTS

Page

PARTIES	1
RECITALS OF THE COMPANY	1

ARTICLE ONE

Definitions and Other Provisions of General Application

Section 101.	Definitions:
Act	2
Additional Amounts	2
Additional Securities	2
Affiliate	2
Attributable Debt	3
Authenticating Agent	3
Board of Directors	3
Board Resolution	3
Book-Entry Security	3
Business Day	3
Change of Control	3
Change of Control Triggering Event	4
Clearstream	4
Commission	4
Company	4
Company Request or Company Order	4
Consolidated Net Tangible Assets	4
Corporate Trust Office	4
Corporation	4
Defaulted Interest	4
Depositary	4
Euroclear	4
Event of Default	4
Exchange Act	5
Funded Debt	5
Holder	5
Indenture	5
Initial Securities	5
Interest	5
Interest Payment Date	5
Investment Grade	5

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IRS	5
ISE	5
Issue Date	5
Maturity	5
Mortgage	5
Officer	5
Officers’ Certificate.	6
Opinion of Counsel	6
Outstanding	6
Paying Agent	7
Permitted Holder	7
Person	7
Place of Payment	7
Predecessor Security	7
Principal Property	7
QIB	7
Rating Agency	7
Rating Decline	8
Redemption Date	8
Redemption Price .	8
Regular Record Date.	8
Regulation S	8
Responsible Officer	8
Restricted Security	9
Restricted Subsidiary	9
Rule 144A	9
Secured Debt	9
Securities Act	9
Security	9
Security Register and Security Registrar.	9
Special Record Date	9
Stated Maturity	9
Subsidiary	9
Trustee.	9
Trust Indenture Act	10
Unrestricted Subsidiary	10
Section 102.	Compliance Certificates and Opinions.	10
Section 103.	Form of Documents Delivered to Trustee	10
Section 104.	Acts of Holders; Record Dates	11
Section 105.	Notices, Etc., to Trustee and Company	12
Section 106.	Notice to Holders; Waiver	13
Section 107.	Effect of Headings and Table of Contents	14

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Section 108.	Successors and Assigns	14
Section 109.	Separability Clause.	14
Section 110.	Benefits of Indenture	14
Section 111.	Governing Law.	14
Section 112.	Legal Holidays	14
Section 113.	Consent to Jurisdiction and Service of Process	15
Section 114.	No Recourse Against Others	15

ARTICLE TWO

Security Forms

Section 201.	Forms of Securities	16
Section 202.	Form of Legend for Book-Entry Securities	17
Section 203.	Form of Legend for Restricted Securities	18
Section 204.	Form of Trustee's Certificate of Authentication	20

ARTICLE THREE

The Securities

Section 301.	Title and Terms	20
Section 302.	Denominations	21
Section 303.	Execution, Authentication, Delivery
and Dating	21
Section 304.	Temporary Securities	22
Section 305.	Registration, Registration of
Transfer and Exchange	23
Section 306.	Book-Entry Provisions for Book-Entry
Securities	25
Section 307.	Special Transfer and Exchange
Provisions	26
Section 308.	Mutilated, Destroyed, Lost and Stolen Securities	28
Section 309.	Payment of Interest; Interest
Rights Preserved	29
Section 310.	CINS and ISIN Numbers	31
Section 311.	Persons Deemed Owners	31
Section 312.	Cancellation	31
Section 313.	Computation of Interest	32

ARTICLE FOUR

Satisfaction and Discharge

Section 401.	Satisfaction and Discharge of Indenture.	32

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Section 402.	Application of Trust Money .	33
Section 403.	Defeasance and Discharge of
Securities of Any Series .	34

ARTICLE FIVE

Remedies

Section 501.	Events of Default	36
Section 502.	Acceleration of Maturity;
Rescission and Annulment	37
Section 503.	Collection of Indebtedness and Suits
for Enforcement by Trustee	38
Section 504.	Trustee May File Proofs of Claim	39
Section 505.	Trustee May Enforce Claims Without
Possession of Securities	40
Section 506.	Application of Money Collected	40
Section 507.	Limitation on Suits	41
Section 508.	Unconditional Right of Holders to
Receive Principal, Premium
and Interest	42
Section 509.	Restoration of Rights and Remedies	42
Section 510.	Rights and Remedies Cumulative	42
Section 511.	Delay or Omission Not Waiver	42
Section 512.	Control by Holders	43
Section 513.	Waiver of Past Defaults	43
Section 514.	Undertaking for Costs	43
Section 515.	Waiver of Stay or Extension Laws	44

ARTICLE SIX

The Trustee

Section 601.	Certain Duties and Responsibilities	44
Section 602.	Notice of Defaults	45
Section 603.	Certain Rights of Trustee	45
Section 604.	Not Responsible for Recitals or
Issuance of Securities	48
Section 605.	May Hold Securities	48
Section 606.	Money Held in Trust	49
Section 607.	Compensation and Reimbursement	49
Section 608.	Disqualification; Conflicting Interests	50
Section 609.	Corporate Trustee Required; Eligibility	50
Section 610.	Resignation and Removal; Appointment

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of Successor	51
Section 611.	Acceptance of Appointment by Successor	52
Section 612.	Merger, Conversion, Consolidation or
Succession to Business	53
Section 613.	Preferential Collection of Claims
Against Company	53
Section 614.	Appointment of Authenticating Agent	53

ARTICLE SEVEN

Holders’ Lists and Reports by Trustee and Company

Section 701.	Company to Furnish Trustee Names
and Addresses of Holders	55
Section 702.	Preservation of Information;
Communications to Holders	56
Section 703.	Reports by Trustee	56
Section 704.	Reports by Company	56

ARTICLE EIGHT

Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.	Company May Consolidate, Etc.,
Only on Certain Terms	57
Section 802.	Rights and Duties of Successor Corporation	58
Section 803.	Officers’ Certificate and Opinion of Counsel	58

ARTICLE NINE

Supplemental Indentures

Section 901.	Supplemental Indentures Without
Consent of Holders	59
Section 902.	Supplemental Indentures with
Consent of Holders	60
Section 903.	Execution of Supplemental Indentures	60
Section 904.	Effect of Supplemental Indentures	61
Section 905.	Reference in Securities to
Supplemental Indentures	61

ARTICLE TEN

Covenants

Section 1001.	Payment of Principal, Premium and Interest	61

v

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Section 1002.	Maintenance of Office or Agency	62
Section 1003.	Money for Securities Payments to Be
Held in Trust	62
Section 1004.	Defeasance of Certain Obligations	63
Section 1005.	Statement as to Compliance	65
Section 1006.	Waiver of Certain Covenants	65
Section 1007.	Additional Amounts	65
Section 1008.	Restrictions on Secured Debt	67
Section 1009.	Restrictions on Sales and Leasebacks	69
Section 1010.	Maintenance of Properties	70
Section 1011.	Purchase of Securities upon a Change of Control	71

ARTICLE ELEVEN

Redemption of Securities

Section 1101.	Applicability of Article	75
Section 1102.	Notice of Redemption	75
Section 1103.	Election to Redeem; Notice to Trustee	75
Section 1104.	Selection by Trustee of Securities to Be Redeemed	76
Section 1105.	Deposit of Redemption Price	77
Section 1106.	Securities Payable on Redemption Date	77
Section 1107.	Securities Redeemed in Part	78
Section 1108.	Right of Redemption	78

TESTIMONIUM	79
SIGNATURES.	79
ACKNOWLEDGMENT	80

Exhibit A	- Form of Global Note	A-1
Exhibit B - Form of Transfer Certificate	B-1

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INDENTURE, dated as of January 25, 2007, by and among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (the “Company”), having its principal office at 1050 Caribbean Way, Miami, Florida 33132 USA, THE BANK OF NEW YORK, as Trustee, Transfer Agent, Principal Paying Agent and Security Registrar hereunder (the “Trustee”) having its Corporate Trust Office at One Canada Square, London E14 5AL, United Kingdom, and AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED, as Irish Paying Agent having its principal office at Guild House, Guild Street, Dublin 1, Ireland.

RECITALS OF THE COMPANY

The Company deems it advisable to issue securities denominated as “5.625% Senior Notes due 2014” (hereinafter called the “Securities”) evidencing its unsecured and unsubordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Securities, initially in the aggregate principal amount of €1,000,000,000, and, if and when issued, such Additional Securities (as defined below), to bear interest at the rates, to mature at such times and to have such other provisions as shall be set forth herein and in the form of Securities attached hereto as Exhibit A.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)      the terms defined in this Article have, when capitalized, the meanings assigned to them in this Article, and include the plural as well as the singular;

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(b)     all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of the Indenture;

(c)      the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(d)     all references to “€” or “euro” shall refer to the single currency of the participating Member States in the Third Stage of European Economic and Monetary Union of the Treaty Establishing the European Community, as amended from time to time.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Additional Amounts” has the meaning specified in Section 1007.

“Additional Securities” means any Securities issued under the terms of this Indenture after the Issue Date in addition to the Initial Securities (but, for the avoidance of doubt, excluding any Securities issued pursuant to Section 305, 306, 307, 308, 1104(4), 1011 and 1107). Additional Securities will be treated as the same series of Securities as the Initial Securities, for all purposes under this Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. If the Company issues Additional Securities prior to the end of the distribution compliance period applicable to the Initial Securities under Regulation S, the distribution compliance period applicable to the Initial Securities and such Additional Securities may, in the Company’s sole discretion, be extended until the date that is 40 days after the later of (i) the commencement of the offering of such Additional Securities and (ii) the closing date of such Additional Securities.

“Affiliate” means, with respect to any specified Person, (i) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified Person or (ii) any other Person who is a director or officer (A) of such specified Person or (B) of any subsidiary of such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power, direct or indirect, to direct or cause the direction of the management and policies

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of such Person, whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Attributable Debt” has the meaning specified in Section 1008.

“Authenticating Agent” means any authenticating agent appointed by the Trustee pursuant to Section 614.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Book-Entry Security” means a Security bearing the legend specified in Section 202 evidencing all or part of the Securities, authenticated and delivered to the Depositary or its nominee, and registered in the name of such Depositary or nominee.

“Business Day” when used with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Change of Control” means:

(1)     any “person” or “group” of related persons, other than a Permitted Holder, is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting stock of the Company;

(2)     the Company conveys, transfers or leases its properties and assets substantially as an entirety to any other person, other than to a Subsidiary of the Company or a Permitted Holder; or

(3)     the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution, other than in connection with a transaction that complies with Section 801.

For purposes of this definition, (a) “person” and “group” have the meanings they have in Sections 13(d) and 14(d) of the Exchange Act; and (b) “beneficial owner” is used as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall

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be deemed to have “beneficial ownership” of all voting stock that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

“Change of Control Triggering Event” means the occurrence of both (i) a Change of Control and (ii) a Rating Decline associated with such Change of Control.

“Clearstream” means Clearstream Banking, socíété anonyme.

“Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of the Indenture such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor corporation.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any one of its chief executive officer, its president, its chief financial officer or any of its vice presidents (regardless of vice presidential designation).

“Consolidated Net Tangible Assets” has the meaning specified in Section 1008.

“Corporate Trust Office” means the office of the Trustee at which, at any particular time, this Indenture shall be administered, which office as of the date of this Indenture is the address of the Trustee set forth in Section 105.

“Corporation” means a corporation, association, limited liability company, joint-stock company or business trust.

“Defaulted Interest” has the meaning specified in Section 309.

“Depositary” means Euroclear and/or Clearstream, and their respective nominees and successors.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

“Event of Default” has the meaning specified in Section 501.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

“Funded Debt” has the meaning specified in Section 1009.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

“Initial Securities” means the €1,000,000,000 in aggregate principal amount of 5.625% Senior Notes due 2014 issued on the Issue Date by the Company pursuant to this Indenture.

“Interest” shall include Additional Amounts payable pursuant to Section 1007.

“Interest Payment Date”, when used with respect to any Security means the Stated Maturity of an installment of interest on such Securities.

An “Investment Grade” rating means a rating of Baa3 or better by Moody’s or BBB- or better by S&P, or, in the case of any other Rating Agency, a rating by such other Rating Agency that would allow the Securities to be considered “investment grade securities” for purposes of General Instruction I.B.2 to Form S-3 under the Securities Act.

“IRS” means the United States Internal Revenue Service.

“ISE” means the Irish Stock Exchange.

“Issue Date” means January 25, 2007.

“Maturity” means the date on which the principal of the Securities or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

“Mortgage” has the meaning specified in Section 1008.

“Officer” means, with respect to the Company, its chief executive officer, its president, its chief financial officer, any of its vice presidents (regardless of vice

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presidential designation), its treasurer, any of its assistant treasurers, its secretary or any of its assistant secretaries.

“Officers’ Certificate” means a certificate delivered to the Trustee and signed by (i) any one of the Company’s chief executive officer, its president, its chief financial officer or any of its vice presidents (regardless of vice presidential designation) and (ii) any other Officer of the Company.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company or the Trustee.

“Outstanding” when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)       Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii)     Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made; and Securities, except to the extent provided in Section 403, with respect to which the Company has effected defeasance as therein provided; and

(iii)    Securities which have been paid pursuant to Section 308 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining

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whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

“Permitted Holder” means A. Wilhelmsen AS, Cruise Associates or any Affiliate of any of the foregoing; and, from and after any Change of Control Payment Date, any person or group, and any Affiliate of any person or group, whose acquisition of voting stock of the Company gave rise to any previous Change of Control. An “Affiliate” of a person (the “first person”) means any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the first person.

“Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment” means the place or places where the principal of and any premium and interest on the Securities are payable. Initially the Place of Payment shall include (i) the City of New York, (ii) London, England and (iii) Dublin, Ireland for so long as the Securities are listed on the ISE and its rules so require.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Principal Property” has the meaning specified in Section 1008.

“QIB” means a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.

“Rating Agency” means either of (x) Moody’s Investors Service Limited (“Moody’s”) or (y) Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc. (“S&P”); provided that if either Moody’s or S&P does not make a rating

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of the Securities publicly available, the Company shall use commercially reasonable efforts to select an internationally recognized securities rating agency or agencies, as the case may be, which shall then be substituted for Moody’s or S&P or both of them, as the case may be; provided further, that in no event shall the Company have any obligation to maintain a rating of the Securities.

A “Rating Decline” shall be deemed to occur if during the period (the “Change of Control Period”) commencing on the date of the first public notice of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control (the “Public Notice Date”) and terminating on the date that is 90 days after consummation of the Change of Control (provided that if a Rating Agency announces, after the Public Notice Date and before expiration of the Change of Control Period, that the rating of the Securities is under review for possible downgrade by such Rating Agency, the Change of Control Period shall be extended until the first to occur of (x) the date that such Rating Agency announces the results of its review and (y) the date that is 180 days after consummation of the Change of Control), (i) there shall have occurred a decrease in the rating of the Securities by either Rating Agency by one or more gradations, as measured against such Rating Agency’s rating of the Securities immediately prior to the Public Notice Date, or (ii) either Rating Agency withdraws its rating of the Securities, such that after such decrease or withdrawal the Securities are not rated Investment Grade by such Rating Agency, and such Rating Agency does not thereafter during the Change of Control Period restore its Investment Grade rating of the Securities.

“Redemption Date”, when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities means the January 12 directly preceding the Interest Payment Date.

“Regulation S” means Regulation S as promulgated under the Securities Act.

“Responsible Officer”, when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor department) including, without limitation, any vice president (whether or not designated by a number or a word or words added before or after the title “vice president”), any trust officer, any assistant secretary, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect

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to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Security” means a security that constitutes a “restricted security” within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

“Restricted Subsidiary” has the meaning specified in Section 1008.

“Rule 144A” means Rule 144A under the Securities Act.

“Secured Debt” has the meaning specified in Section 1008.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time, and any statute successor thereto.

“Security” means the Initial Securities and the Additional Securities.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Special Record Date” for the payment of any Defaulted Interest on the Securities means a date fixed by the Trustee pursuant to Section 309.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries of the Company. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

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“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Unrestricted Subsidiary” has the meaning specified in Section 1008.

Section 102. Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an officer’s certificate and an opinion of counsel. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1)     a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)     a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)     a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)     a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered

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by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

(a)      Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b)     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or

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affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)      The Company may, but shall not be obligated to fix any date not more than 60 days nor less than 5 days prior to the date of any of the following actions as the record date for the purpose of determining the Holders of Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities. If not set by the Company prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of Securities, only the Holders of Securities on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

(d)	The ownership of Securities shall be proved by the Security Register.

(e)      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)     the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing, including by facsimile transmission at +44(0)207 964 6399 (in each case provided the original document is received subsequently), to or with the Trustee at its Corporate Trust Office, The Bank of New York, One Canada Square, London E14 5AL, United Kingdom, Attention: Corporate Trust Department, or

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(2)     the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing, including by facsimile transmission at +1 (305) 539-6400 (provided that the original document is received subsequently), to or with the Company at 1050 Caribbean Way, Miami, FL 33132 USA, to the Attention of the Treasurer with a copy to the Company’s General Counsel or at any other address previously furnished in writing to the Trustee by the Company.

The Company or the Trustee by written notice to the other may designate additional or different addresses for subsequent notices or communications.

Section 106. Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. For so long as any Securities are represented by Book-Entry Securities, all notices to holders of the Securities will be delivered to Euroclear and Clearstream for communication by them to the persons shown in their records as having interests in such Book-Entry Securities credited to them and any such notices will be deemed to have been given on the seventh day after delivery to Euroclear and Clearstream. For so long as the Securities are listed on the ISE and the rules of the ISE so require, the Company shall such publish any notices at least once through the Regulatory News System offered by the ISE through its Companies Announcements Office. Such notices will be deemed to have been given on the date of such publication.

In case it shall be impracticable for any reason to give notice as contemplated herein, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

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Section 107. Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 108. Successors and Assigns.

All agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors.

Section 109. Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 110. Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 111. Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 112. Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment for such Security, then notwithstanding any other provision of this Indenture or of the Security, payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on such payment

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for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 113. Consent to Jurisdiction and Service of Process.

The Company agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to the Indenture or the Securities may be instituted in any state or federal court in The City of New York, State of New York, and waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company hereby irrevocably designates and appoints the Company's General Counsel as the Company's authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon the Company's General Counsel at his office at the Company, 1050 Caribbean Way, Miami, Florida 33132 USA and written notice of said service to the Company, mailed or delivered to the Company's General Counsel, 1050 Caribbean Way, Miami, Florida 33132 USA, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company. Said designation and appointment shall be irrevocable. Nothing in this Section 113 shall affect the right of any party to the Indenture to serve process in any manner permitted by law or limit the right of any party to the Indenture to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Company's General Counsel in full force and effect so long as the Indenture or any of the Securities shall be outstanding. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under the Indenture and the Securities, to the extent permitted by law.

Section 114. No Recourse Against Others.

A director, officer, stockholder or incorporator, as such, of the Company shall not have any liability for any obligation, covenant or agreement of the Company under this Indenture or any indenture supplemental hereto or in the Securities or for any claim based on, in respect of or by reason of such obligation, covenant or agreement or their creation

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under any rule of law, statute or constitutional provision or the enforcement of any assessment or by any legal or equitable proceeding or otherwise. Each Holder by accepting any of the Securities waives and releases all such liability.

ARTICLE TWO

SECURITY FORMS

Section 201. Forms of Securities.

The Securities shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

Securities sold to QIBs in reliance on Rule 144A under the Securities Act shall be represented by one or more global notes in registered form without interest coupons attached substantially in the form set forth in Exhibit A (the “Rule 144A Global Securities”). Securities sold to Non-U.S. Persons in reliance on Regulation S under the Securities Act shall be represented by one or more global notes in registered form without interest coupons attached substantially in the form set forth in Exhibit A (the “Regulation S Global Securities” and, together with the Rule 144A Global Securities, the “Book-Entry Securities”). The Book-Entry Securities shall be deposited upon issuance with a common depositary and registered in the name of the nominee of the common depositary for the accounts of Euroclear and Clearstream.

Ownership of interests in any Rule 144A Global Security (“Restricted Book-Entry Interests”) and ownership interests in any Regulation S Global Security (the “Unrestricted Book-Entry Interests” and, together with the Restricted Book-Entry Interests, the “Book-Entry Interests”) shall be limited to persons that have accounts with Euroclear and/or Clearstream, or persons that hold interests through such participants. Euroclear and Clearstream may hold interests in the Book-Entry Securities on behalf of their participants through customers’ securities accounts in their respective names on the books of their respective depositaries. Except under the limited circumstances described herein, the Securities will not be issued in definitive certificated form.

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Book-Entry Interests will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by Euroclear and Clearstream and their participants. So long as the Securities are held in global form, Euroclear and/or Clearstream, as applicable (or their respective nominees), shall be considered the sole holders of Book-Entry Securities for all purposes under this Indenture.

Securities issued in exchange for interests in a Book-Entry Security pursuant to the terms of the Indenture may be issued in the form of permanent certificated Securities in registered form substantially in the form of Exhibit A (the “Physical Securities”) together with any legends required by the Indenture.

Section 202. Form of Legend for Book-Entry Securities.

Any Book-Entry Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

“This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of Euroclear Bank S.A./N.V. or Clearstream Banking, socíété anonyme (each a Depositary) or a nominee of a Depositary or a successor depository. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

“Unless this certificate is presented by an authorized representative of a Depositary to the Company or its agents for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of such Depositary or nominee or in such other name as is requested by an authorized representative of a Depositary (and any payment is made to its nominee or to such other entity as is requested by an authorized representative of a Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, a nominee of a Depositary, has an interest herein.”

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Section 203. Form of Legend for Restricted Securities.

Each Security that constitutes a Restricted Security shall bear a legend (the “Private Placement Legend”) in substantially the following form on the face thereof until after the second anniversary of the later of (i) the Issue Date and (ii) the last date on which the Company or any Affiliate was the owner of such Security (or any predecessor Security) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state Securities laws, as set forth in an Opinion of Counsel, unless otherwise agreed between the Company and the Holder thereof) (such date, the “Resale Restriction Termination Date”):

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR OTHER SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

“THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WERE THE OWNERS OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH

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HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE SECURITY REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THAT AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, THE TRUSTEE, THE SECURITY REGISTRAR AND THE TRANSFER AGENT IS COMPLETED AND DELIVERED BY THE TRANSFEROR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

Prior to the registration of any transfer in accordance with (2)(c) OR (2)(d) above, a duly completed and signed certificate (the form of which may be obtained from the Trustee) must be delivered to the Trustee. Prior to the registration of any transfer in accordance with (2)(e) above, the Company and the Trustee reserve the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws. No representation is made as to the availability of any exemption from the registration requirements of the Securities Act.

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Section 204. Form of Trustee’s Certificate of Authentication.

The Trustee’s certificates of authentication shall be in substantially the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:

Authorized Officer

ARTICLE THREE

THE SECURITIES

Section 301. Title and Terms.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The aggregate principal amount of Initial Securities shall be limited to €1,000,000,000 in principal amount of Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 303, 304, 305, 306, 307, 308, 905, 1011 or 1107 (and except for any Securities which pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder). The Company may also issue Additional Securities hereunder which shall be treated as the same series as the Initial Securities for all purposes hereunder.

The Securities shall be known and designated as the “5.625% Senior Notes due 2014” of the Company. The Stated Maturity of the Securities shall be January 27, 2014, and the Securities shall each bear interest at the rate of 5.625% per annum from January 25, 2007 or from the most recent Interest Payment Date to which interest has been paid, payable annually on January 27 in each year, commencing January 27, 2008, until the principal thereof is paid or duly provided for. Interest on any overdue principal, any Additional Amounts and interest (to the extent lawful) or premium, if any, shall be payable on demand.

Holders shall have the right to require the Company to purchase their Securities, in whole or in part, in the event of a Change of Control Triggering Event pursuant to Section 1011.

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At the election of the Company, the entire Indebtedness under the Securities or certain of the Company’s obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

Section 302. Denominations.

The Securities shall be issuable only in registered form without coupons and only in denominations of €100,000 and integral multiples of €1,000 in excess thereof. The Securities shall not be issuable in bearer form.

Section 303. Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by any one of its chief executive officer, its president, its chief financial officer or any of its vice presidents (regardless of vice presidential designation), and its corporate seal shall be reproduced thereon. The signature of any of these individuals on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signature of any of the individuals listed above who was at any time a proper officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. In authenticating Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon,

(i)       the Board Resolution by or pursuant to which the forms and terms of such Securities are established;

(ii)     an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the Trustee’s authentication of such Securities have been complied with; and

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(iii)	an Opinion of Counsel to the effect that

(a)      the forms and the terms of such Securities have been established in conformity with the provisions of this Indenture,

(b)     all conditions precedent provided for in this Indenture relating to the Trustee’s authentication of such Securities have been complied with, and

(c)      such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and to such other matters as such counsel may specify.

The Trustee shall not be required to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 312, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

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Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but with such appropriate insertions, omissions, substitutions and other variations as the officer executing such Securities may determine, as evidenced by such officer’s execution of such Securities. Temporary Securities may be in global form.

If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 305. Registration, Registration of Transfer and Exchange.

The Company shall maintain an office or agency where, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities (the “Security Registrar”). The Security Registrar shall keep a register of the Securities and of the transfer and exchange thereof (the “Security Register”). The Company shall maintain an office or agency (i) in London, England (“Principal Paying Agent”), (ii) in Dublin, Ireland (the “Irish Paying Agent” and together with the Principal Paying Agent, the “Paying Agents”), for so long as the Securities are listed on the ISE and its rules so require, and (iii) to the extent permitted by law, if, after the Issue Date, both such Paying Agents become obliged to withhold or deduct tax pursuant to the European Council Directive 2003/48/EC (or any law implementing or complying with, or introduced to conform to, that directive) in connection with any payment made by them in relation to the Securities, in another member state of the European Union (including any country which becomes a member of the European Union after the Issue Date) if any, where such paying agent will not be obliged to withhold or deduct tax pursuant to the directive (any such paying agent appointed pursuant to this clause (iii) shall be deemed for purposes of this Indenture to be the “Principal Paying Agent”).

The Trustee at its Corporate Trust Office in London, England is hereby appointed Security Registrar, transfer agent and Principal Paying Agent. In addition, AIB/BNY Fund Management (Ireland) Limited is hereby appointed Irish Paying Agent.

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Upon surrender for registration of transfer of any Security at the offices of such Paying Agents, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount and tenor.

At the option of the Holder, Securities may be exchanged for other Securities, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 905 or 1107 not involving any transfer.

Neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities, if such Security may be among those selected for redemption, during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

The satisfaction by the Company of any obligation or requirement hereunder to, or with respect to, the Principal Paying Agent (including, without limitation, the obligation to deposit moneys) shall be deemed to constitute satisfaction of such obligation or requirement with respect to all Paying Agents hereunder.

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Section 306. Book-Entry Provisions for Book-Entry Securities.

(a)      Each Book-Entry Security initially shall (i) be registered in the name of the Depositary for such Book-Entry Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary and (iii) bear legends as set forth in Sections 202 and 203.

Members of, or participants in, the Depositary (“Participants”) shall have no rights under this Indenture with respect to any Book-Entry Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Book-Entry Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Book-Entry Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

(b)     Notwithstanding any other provision in this Indenture, no Book-Entry Security shall be registered for transfer or exchange, or authenticated and delivered, whether pursuant to Sections 304, 305, 307, 308 or 1107 or otherwise, in the name of a Person other than the Depositary for such Book-Entry Security or its nominee until (i) the Depositary with respect to a Book-Entry Security notifies the Company that it is unwilling or unable to continue as Depositary for such Book-Entry Security and the Company fails within 90 days thereafter to appoint a successor, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Upon the occurrence in respect of any Book-Entry Security of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence, such Book-Entry Security may be registered for transfer or exchange for Securities registered in the names of, or authenticated and delivered to, such Persons as the Depositary shall direct.

Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Security, whether pursuant to Section 304, 305, 308 or 1105 or otherwise, shall also be a Book-Entry Security and bear the legend specified in Section 202.

(c)      If any Book-Entry Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its

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nominee to the Trustee, as Security Registrar, for exchange or cancellation whether pursuant to Section 304, 305, 307, 308, 312 or 1107 or otherwise. If any Book-Entry Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Book-Entry Security, then either (i) such Book-Entry Security shall be so surrendered for exchange or cancellation pursuant to Section 304, 305, 307, 308, 312 or 1107 or otherwise or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Book-Entry Security, the Trustee shall, subject to this Section 306(c) and as otherwise provided in Section 304, 305, 307, 308, 312 or 1107 or otherwise, authenticate and deliver any Securities issuable in exchange for such Book-Entry Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Book-Entry Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to Section 304, 305, 307, 308, 312 or 1107 or otherwise.

Section 307. Special Transfer and Exchange Provisions.

(a)     Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Non-U.S. Person:

(i)      the Security Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the Private Placement Legend, only if (x) the requested transfer is subsequent to a date which is two years after the later of the Issue Date and the last date on which the Company or any of its Affiliates was the owner of such Security or (y) in the case of a transfer to a Non-U.S. Person (including a QIB), the proposed transferor has delivered to the Security Registrar a certificate substantially in the form of Exhibit B hereto; and

(ii)     if the proposed transferor is a Participant holding a beneficial interest in a Book-Entry Security, upon receipt by the Security Registrar of (x) the

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certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depositary’s and the Security Registrar’s procedures, whereupon (a) the Security Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) changes in the principal amount of the Book-Entry Securities in an amount equal to the principal amount of the beneficial interest in a Book-Entry Security to be transferred, or (b) if the transfer involves a transfer of outstanding Physical Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Physical Securities of like tenor and amount.

(b)     Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

(i)  the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

(ii)     if the proposed transferee is a Participant, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Book-Entry Security, upon receipt by the Security Registrar of instructions given in accordance with the Depositary’s and the Security Registrar’s procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Book-Entry Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

(c)     Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer,

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exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the Resale Restriction Termination Date, (ii) there is delivered to the Trustee and the Company an opinion of counsel reasonably satisfactory to the Company and addressed to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (iii) such Securities have been sold pursuant to an effective registration statement under the Securities Act or (iv) the Holder selling such Securities has delivered to the Security Registrar a notice in the form of Exhibit B hereto and the 40-day distribution compliance period within the meaning of Regulation S has terminated.

(d)     General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture and as permitted by applicable law.

The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

(e)     Transfers of Securities Held by Affiliates. Any certificate (i) evidencing a Security that has been transferred to an Affiliate within two (2) years after the Issue Date, as evidenced by a notation on the assignment form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two (2) years after the last date on which the Company or any Affiliate was an owner of such Security (or such longer period of time as may be required under the Securities Act or applicable state securities laws), in each case, bear the Private Placement Legend, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

Section 308. Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

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If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security and of like tenor and principal amount and bearing a number not contemporaneously outstanding. The Company may charge such Holder for its expenses and the expenses of the Trustee (including without limitation attorneys’ fees and expenses) in replacing a Security.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including, without limitation, the fees and expenses of the Trustee and its attorneys’ fees and expenses) connected therewith.

Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 309. Payment of Interest; Interest Rights Preserved.

Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Security may at the Company’s option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant

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to Section 311, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account maintained by the payee located inside the United States.

Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:

(1)     The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in euro equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)     The Company may pay any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

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Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 310.	CINS and ISIN Numbers.

The Company in issuing the Securities may use “CINS” numbers or “ISIN” numbers (in each case if then generally in use), and, if so, the Company, or the Trustee on behalf of the Company, shall use CINS numbers or ISIN numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided further, however, that failure to use CINS numbers or ISIN numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice. The Company shall promptly notify the Trustee of any change in the CINS or ISIN numbers.

Section 311. Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 309) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 312. Cancellation.

All Securities surrendered for payment, redemption, repayment at the option of the Holder or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the

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Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

Section 313. Computation of Interest.

Whenever it is necessary to compute any amount of interest in respect of the Securities for a period of less than a full year, such interest shall be computed on the basis of a 360-day year of twelve 30-day months.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and any right to receive Additional Amounts not then known as provided in Section 1007), and the Trustee, upon receipt of Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)	either

(A)    all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B)     all Securities not theretofore delivered to the Trustee for cancellation

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(i)	have become due and payable, or

(ii)     will become due and payable at their Stated Maturity within one year, or

(iii)    if, redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in euro, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest (and any Additional Amounts then known with respect thereto) on such Outstanding Securities on each applicable Stated Maturity of such principal or installment of principal or interest;

(2)     the Company has paid or caused to be paid all other sums payable hereunder by the Company in respect of the Securities; and

(3)     the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Section 401, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, in each case with respect to such Securities, shall survive.

Section 402. Application of Trust Money.

(a)      Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401, 403 or 1004, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the

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Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make payments as contemplated by Section 403 or 1004.

(b)     The Trustee shall deliver or pay to the Company from time to time upon Company Request any money held by it as provided in Section 401, 403 or 1004 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money was deposited or received.

Section 403. Defeasance and Discharge of Securities.

Notwithstanding Section 401, (a) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities other than the obligation to pay Additional Amounts in excess of amounts deposited pursuant to Section 401 of this Indenture, (b) the provisions of this Indenture as it relates to such Outstanding Securities (except as to the rights of Holders of Securities to receive, from the trust funds described in subparagraph (1) below, payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest and Additional Amounts, if any, then known on such Securities on each Stated Maturity of such principal or installment of principal or interest or any payments applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of the Indenture and of the Securities, the Company’s obligations with respect to such Securities under Sections 305, 308, 1002 and 1003 and the rights, powers, trusts, duties and immunities of the Trustee hereunder) shall no longer be in effect, and (c) the Trustee, at the expense of the Company, shall upon Company Request, execute proper instruments acknowledging the same, provided that the following conditions shall have been satisfied:

(1)     the Company shall have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5) and (6) below have been satisfied, but subject to the provisions of Section 402(b) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, with reference to this Section 403, an amount in euro sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) and each installment of principal (and premium,

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if any) and interest on such Outstanding Securities on each applicable Stated Maturity of such principal or installment of principal or interest and (ii) any payments applicable to Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities;

(2)     such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

(3)     no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or Section 501(7) or event which with the giving of notice or lapse of time or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 121st day after such date;

(4)     the Company shall have delivered to the Trustee either (A) an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the IRS a ruling or (y) since the date first set forth hereinabove, there has been a change in the applicable United States federal income tax law or the judicial interpretation thereof, in either case (x) or (y) to the effect that, and based thereon such opinion shall confirm that Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred, or (B) a ruling directed to the Trustee received from the IRS to the same effect as the aforementioned Opinion of Counsel;

(5)     the Company shall have delivered to the Trustee an Opinion of Liberian Counsel to the effect that Holders of the Outstanding Securities will not recognize income, gain or loss for Liberian income tax or other tax purposes as a result of such defeasance and will be subject to Liberian income tax and other tax on the same amount, in the same manner and at the same times as would have been the case if such defeasance had not occurred; and

(6)     the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities as contemplated by this Section have been complied with.

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Opinions required to be delivered under this Section may have qualifications customary for opinions of the type required.

ARTICLE FIVE

REMEDIES

Section 501. Events of Default.

“Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)     default in the payment of any interest upon or any Additional Amounts payable in respect of any Security when such interest or Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

(2)     default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

(3)     default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than any such default or breach which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(4)     failure to pay when due any payment of principal or interest on, or the acceleration of, indebtedness for money borrowed by the Company aggregating in excess of $50 million under any mortgages, indentures (including this Indenture) or instruments under which the Company may have issued, or which there may have been secured or evidenced, any indebtedness for money borrowed by the Company, if such indebtedness is not discharged or such acceleration is not annulled within 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders

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of at least 25% in principal amount of the Securities, a written notice specifying such default and stating that such notice is a “Notice of Default” hereunder;

(5)     the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, receivership, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(6)     the commencement by the Company of a voluntary case or proceeding under any applicable bankruptcy, insolvency, receivership, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, receivership, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 502. Acceleration of Maturity; Rescission and Annulment.

If an Event of Default occurs and is continuing, then in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare all unpaid principal of, premium, if any, accrued interest and Additional Amounts on all Securities to be immediately due and payable by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal, premium, if any, interest and Additional Amounts (or specified amount) shall become immediately due and payable.

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At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

(1)     the Company has paid or deposited with the Trustee a sum sufficient to pay in euro:

(A)	all overdue interest on all Securities,

(B)     the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C)     to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D)    all amounts owing the Trustee pursuant to Section 607 in respect of such Securities; and

(2)     all Events of Default, other than the non-payment of the principal and premium, if any, of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if

(1)     default is made in the payment of any interest on or Additional Amounts payable in respect of any Security when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

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(2)     default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the amounts due the Trustee pursuant to Section 607 in respect of such Securities.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(1)     to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities, of principal, and premium, if any, and interest owing and unpaid in respect of such Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims

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of the Trustee pursuant to Section 607 and of the Holders allowed in such judicial proceeding, and

(2)     to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official), in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it pursuant to Section 607.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the amounts due the Trustee pursuant to Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 607;

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest and any Additional Amounts payable on the Securities in

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respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest and Additional Amounts, respectively; and

THIRD: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

Section 507. Limitation on Suits.

No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1)     such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

(2)     the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)     such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)     the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)     no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

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Section 508.	Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 309) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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Section 512. Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

(1)     such direction shall not be in conflict with any rule of law or with this Indenture, and

(2)     the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513. Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

(1)     in the payment of the principal of or any premium or interest on any Security, or

(2)     in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee in respect of the Securities, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having

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due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515. Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest or Additional Amounts with respect to the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX

THE TRUSTEE

Section 601. Certain Duties and Responsibilities.

The duties and responsibilities of the Trustee shall be as provided in this Indenture. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

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Section 602. Notice of Defaults.

Within 60 days after the occurrence of any default hereunder with respect to the Securities, the Trustee shall transmit to all Holders of Securities, notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default. The Trustee shall not be deemed to have, or be required to take, notice of (a) any default or Event of Default (other than a default described in paragraph (1), (2), or (3) of Section 501) or (b) the Company’s obligation to pay any Additional Amounts to any Holders except upon (A) written notification from the Company or (B) written notification from a Holder and, in the absence of such notice, the Trustee may conclusively presume that there is no default or Event of Default except as aforesaid and that no Additional Amounts are to be paid. Subject to Section 601 of this Indenture, such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 704 of this Indenture, which reports and documents the Trustee shall have no duty to examine.

Section 603. Certain Rights of Trustee.

Subject to the provisions of Section 601:

(a)      the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)     any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)      whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically

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prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(d)     the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)      the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)      the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its sole and absolute discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the sole cost of the Company (provided that the Company shall be notified in advance of such cost and such cost shall be reasonable) and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation except for liability resulting from the Trustee’s willful misconduct or negligence, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g)     the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)     the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence of the Trustee;

(i)       no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

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(j)       in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and certificates of opinions furnished to it and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(k)     the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(l)       the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

(m)    no provision of this Indenture shall require the Trustee to determine the maximum interest rate permissible under applicable law.

(n)     the Trustee will not be liable if prevented or delayed in performing any of its obligations by reason of any future law applicable to it, by any governmental or regulatory authority;

(o)     the Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of the individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person as so authorized in any such certificate previously delivered and not superseded;

(p)     the Trustee shall have no duty to inquire as to the performance of the covenants of the Company;

(q)     in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of, or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God; it being understood that the Trustee shall use reasonable best efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;

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(r)      the Trustee is entitled to assume without enquiry, that the Issuer has performed in accordance with all of the provisions in the Indenture, unless notified to the contrary;

(s)      Whether or not expressly provided in any other provision herein, the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its rights to be indemnified and all other rights provided in Section 607 and this Section 603 are extended to, and shall be enforceable by the Trustee in each of its capacities in which it may serve, and to each transfer agent, paying agent, security registrar, custodian and other person employed to act hereunder;

(t)       the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default; and

(u)     upon request of the Trustee, but without an affirmative duty on the Trustee to do so, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 604. Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any prospectus prepared in connection with the offering of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

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Section 606. Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607. Compensation and Reimbursement.

The Company agrees

(1)     to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)     except as otherwise expressly provided herein, to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and the reasonable fees of in-house counsel in the regular employ of the Trustee which are allocable to this trust and the expenses and disbursements of such counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3)     to indemnify the Trustee and each predecessor Trustee and the officers, directors, employees and agents of the Trustee or any such predecessor Trustee (the Trustee, each predecessor Trustee and such officers, directors, employees and agents being hereinafter referred to in this Section collectively as the “Indemnified Parties” and individually as an “Indemnified Party”) for, and to hold each Indemnified Party harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; provided that any Indemnified Party shall promptly notify the Company of the commencement of any action, or proceeding for which it intends to seek indemnity hereunder. The Indemnified Party shall permit the Company to conduct the defense of any action or proceeding for which it seeks indemnity hereunder on

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behalf of the Indemnified Party; provided, in the event the Indemnified Party is advised by legal counsel (which shall be reasonably acceptable to the Company) that such Indemnified Party has interests or defenses that are in conflict with those of the Company in connection with any action or proceeding, the Indemnified Party shall be entitled to retain its own legal counsel and conduct its own defense in connection with such action or proceeding and the Company shall pay all of the costs and expenses associated therewith (including, without limitation, reasonable legal fees and expenses). Anything herein to the contrary notwithstanding, the Indemnified Party shall not compromise or settle any action, suit or proceeding for which it intends to seek indemnity hereunder without the prior approval of the Company.

The Company’s payment obligations pursuant to this Section 607 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 501(6) or (7), the expenses are intended to constitute expenses of administration under any bankruptcy law.

Section 608. Disqualification; Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act (assuming it was applicable), the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609. Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a Person that has a combined capital and surplus of at least $50,000,000. If the Trustee does not have a Corporate Trust Office in London, England, the Trustee may appoint an agent in London, England reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in London, England. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

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Section 610. Resignation and Removal; Appointment of Successor.

(a)      No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

(b)     The Trustee may, at its sole discrection, resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c)      The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

(d)	If at any time:

(1)     the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(2)     the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(3)     the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

(e)      If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Company Request or Company Order, shall promptly appoint a successor Trustee or Trustees (it being understood that at any time there shall be only

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one Trustee with respect to the Securities) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f)      The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice of such appointment shall include the name of the successor Trustee and the address of its Corporate Trust Office. Notices of resignation, removal and appointment may be combined into a single notice.

Section 611. Acceptance of Appointment by Successor.

(a)      In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)     In case of the appointment hereunder of a successor Trustee, the Company, the retiring Trustee and the successor Trustee shall execute and deliver an indenture supplemental hereto wherein the successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Trustee all the rights, powers, trusts and duties of the retiring Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become

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effective to the extent provided therein and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(c)      Upon request of such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

(d)     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Company.

If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act (as if it were applicable) regarding the collection of claims against the Company (or any such other obligor).

Section 614. Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original

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issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 308, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

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The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to the Securities is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:	_________________________________
As Authenticating Agent

By:	__________________________________
Authorized Officer

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee

(a)      annually, not later than 15 days after each Regular Record Date for Securities at the time Outstanding, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date and

(b)     at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

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Section 702. Preservation of Information; Communications to Holders.

(a)      The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

(b)     Holders may communicate with other Holders with respect to their rights under this Indenture or the Securities.

(c)      Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to such request.

Section 703. Reports by Trustee.

(a)      Within 60 days after each May 15, beginning with May 15, 2007, the Trustee shall transmit to the Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to Trust Indenture Act Section 313(a)(2)-(8) (assuming it were applicable) in the manner provided pursuant thereto, and such other reports as may be required under such Act (assuming it were applicable) in the manner and at the times provided pursuant thereto.

(b)     A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee promptly if the Securities are listed on any stock exchange or delisted therefrom.

Section 704. Reports by Company.

The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act (assuming it were applicable); provided that any such information, documents or reports required to be filed with the Commission pursuant to

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Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission; provided further, that such information, documents or reports will be deemed to be so delivered to the Trustee if the Company files such information, documents or reports with the Commission through the Commission’s EDGAR database.

At any time that the Company is not subject to Sections 13 or 15(d) of the Exchange Act, the Company shall provide to the Trustee promptly and, upon request, provide to any Holder, beneficial owner or prospective purchaser of Securities, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Securities pursuant to Rule 144A.

ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

Without the consent of any Holders, the Company may consolidate with or merge with or into, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and may permit any Person to consolidate with or merge with or into, or convey, transfer or lease its properties and assets substantially as an entirety, provided that (1) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result thereof as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing and (2) either the Company shall be the continuing corporation, or the successor Person (if other than the Company) shall be a corporation, trust or partnership organized under the laws of the United States, any state thereof, the District of Columbia, the Republic of Liberia or any country recognized by the United States and such successor Person shall expressly assume the due and punctual payment of the principal of and any premium and interest (including all Additional Amounts, if any, payable pursuant to Section 1007) on the Securities, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture, complying with Article Nine hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such Person.

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Section 802. Rights and Duties of Successor Corporation.

In case of any such consolidation, merger, transfer, lease or conveyance and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor Person, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by an officer of the Company to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

Section 803. Officers’ Certificate and Opinion of Counsel.

Any consolidation, merger, conveyance, transfer or lease permitted under Section 801 is also subject to the condition that the Trustee receive an Officers’ Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, conveyance, transfer or lease and the assumption by any successor Person, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

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Section 901. Supplemental Indentures Without Consent of Holders.

Without notice to or the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)     to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities as obligor; or

(2)     to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company; or

(3)	to add any additional Events of Default; or

(4)     to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

(5)     to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

(6)	to secure the Securities; or

(7)     to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to this Indenture; provided that any such action shall not adversely affect the interests of the Holders of Securities in any material respect; or

(8)     to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Securities in any material respect.

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Section 902. Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1)     change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts payable in respect thereof or any premium payable upon the redemption thereof, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the conversion provisions, if any, applicable thereto, or

(2)     reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3)     modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

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this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

It shall not be necessary under this Indenture that any supplemental indenture bear a seal of a notary.

Section 904. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Reference in Securities to Supplemental Indentures.

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

ARTICLE TEN

COVENANTS

Section 1001. Payment of Principal, Premium and Interest.

The Company covenants and agrees for the benefit of the Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture.

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Section 1002. Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for the Securities an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York and the City of London) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities for such purposes. For so long as any securities are listed on the ISE and it is required by the ISE, the Company will appoint a Person located in Ireland, as an additional Paying Agent and transfer agent. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or any premium or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in euro sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or any premium or interest on any Securities, deposit with a Paying Agent a sum in euro in same day funds sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. Subject to actual receipt of such funds as

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provided by this Section 1003 by the designated Paying Agent, such Paying Agent shall make payments on the Securities in accordance with the provisions of this Indenture.

The Company will cause each Paying Agent, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, through the Regulatory News System offered by the ISE through its Companies Announcements Office, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Defeasance of Certain Obligations.

(i) The Company may omit to comply with any term, provision or condition of covenants set forth in Sections 1008, 1009, 1010 and 1011, and (ii) such omission shall be

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deemed not to be an Event of Default pursuant to Section 501(4), provided that the following conditions have been satisfied:

(1)     the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609) irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4), (5) and (6) below have been satisfied, but subject to the provisions of Section 402(b) and the last paragraph of Section 1003), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, with reference to this Section 1004, an amount in euro sufficient in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

(2)     such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

(3)     no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or Section 501(7) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 121st day after such date;

(4)     the Company shall have delivered to the Trustee an Opinion of Liberian Counsel to the effect that Holders of the Outstanding Securities will not recognize income, gain or loss for Liberian income tax or other tax purposes as a result of such defeasance or covenant defeasance, as applicable, and will be subject to Liberian income tax and other tax on the same amount, in the same manner and at the same times as would have been the case if such defeasance or covenant defeasance, as applicable, had not occurred;

(5)     the Company has delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to United States federal

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income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred; and

(6)     the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance as contemplated by this Section have been complied with.

Opinions required to be delivered under this Section may have qualifications customary for opinions of the types required.

Section 1005. Statement as to Compliance.

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in compliance with all conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder). Such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture (without regard to any period of grace or requirement of notice provided hereunder). Such Officers’ Certificate need not comply with Section 102 of this Indenture.

Section 1006. Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any term, provision or condition of the covenants established with respect to the Securities, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1007. Additional Amounts.

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All payments made by the Company with respect to the Securities will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment, or other governmental charge imposed or levied by or on behalf of the government of the jurisdiction of organization of the Company or its successor or by any authority or agency therein having power to tax (hereinafter “Taxes”), unless the Company is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Company is so required to withhold or deduct any amount from, for or on account of Taxes from any payment made under or with respect to the Securities, the Company will pay such additional amounts (the “Additional Amounts”) as may be necessary so that the net payment received by each Holder of the Securities (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder of the Securities would have received if such Taxes had not been withheld or deducted; provided, that no Additional Amounts will be payable with respect to a payment made to a Holder of the Securities which is subject to such Taxes by reason of its being connected with the government of the jurisdiction of organization of the Company or its successors or territory thereof otherwise than by the mere holding of the Securities or the receipt of payments thereunder (referred to herein as an “Excluded Holder”); provided, further, that no Additional Amounts will be payable with respect to a payment made to a Holder of Securities, if the Company would not be required to withhold or deduct any amount from or on account of Taxes from any payment made to such Holder, if such Holder filed a form with the relevant government with no other consequence to such Holder. The Company will also (1) make such withholding or deduction and (2) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Company will furnish the Holders of the Securities, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. The Company will indemnify and hold harmless each Holder of the Securities and upon written request reimburse each Holder for the amount of any (i) Taxes levied or imposed and paid by such Holder of the Securities as a result of payments made with respect to the Securities (other than for an Excluded Holder), (ii) liability (including penalties, interest and expenses) arising therefrom or with respect thereto, and (iii) Taxes imposed with respect to any reimbursement pursuant to this covenant.

At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payments, the Company will deliver to the Trustee an Officers’ Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders of the Securities on the payment date. Notwithstanding anything to the contrary contained in this Indenture, the Company will pay all Additional Amounts as such Additional Amounts become known to the Company.

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Whenever in the Indenture or any Security there is mentioned, in any context, the payment of the principal, premium, if any, or interest in respect of such Security or overdue principal or overdue interest, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention thereof in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made (if applicable).

The obligations of the Company under this Section 1007shall survive the termination of the Indenture and the payment of all amounts under or with respect to the Securities.

Section 1008. Restrictions on Secured Debt.

(a)      The Company covenants and agrees that it will not, and will not permit any Restricted Subsidiary to create, issue, incur, assume or guarantee any Secured Debt without making effective provision (and the Company covenants that in such case it will make or cause to be made effective provision) whereby the Securities then outstanding and any other indebtedness of or guarantee by the Company or such Restricted Subsidiary then entitled thereto shall be secured by such Mortgage equally and ratably with (or prior to) any and all other obligations and indebtedness thereby secured for so long as any such other obligations and indebtedness shall be so secured, unless after giving effect thereto, the aggregate amount of all such Secured Debt plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of sale and leaseback transactions (as defined in Section 1009) involving Principal Properties (other than sale and leaseback transactions permitted by clause (a)(1) of Section 1009 in reliance upon one of the exclusions set forth in paragraphs (1) through (6) below and clause (a)(2) of Section 1009) would not exceed 10% of Consolidated Net Tangible Assets of the Company and its consolidated Restricted Subsidiaries; provided, however, that this Section shall not apply to, and there shall be excluded from Secured Debt in any computation under this Section, indebtedness for money borrowed secured by:

(1)     Mortgages existing on the date of execution and delivery of this Indenture;

(2)     Mortgages on any real or personal property of any Person, which Mortgages are existing at the time such Person became a Restricted Subsidiary,

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which Mortgage was not incurred in contemplation of such Person becoming a Restricted Subsidiary;

(3)     Mortgages in favor of the Company or any Restricted Subsidiary;

(4)     Mortgages existing on any real or personal property at the time it is acquired by the Company or a Restricted Subsidiary or created within 18 months after the date of such acquisition, conditional sale and similar agreements;

(5)     Mortgages on any real or personal property to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any indebtedness for money borrowed incurred prior to, at the time of, or within 18 months after the acquisition, the completion of any construction or the commencement of full operation of such property, for the purpose of financing all or any part of the purchase price or construction cost thereof; and

(6)     Any extension, renewal or refunding (or successive extensions, renewals or refundings), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (5) inclusive; provided the principal amount of such extension, renewal or refunding may not exceed the principal amount of the Mortgage being extended, renewed or refunded plus the amount of any premium or other costs paid in connection with such extension, renewal or refunding.

(b)     “Attributable Debt” is defined as to any particular lease under which any Person is liable, at the time of determination, the present value (discounted at the interest rate implicit in the lease or, if not known, at the Company's incremental borrowing rate) of the obligations of the lessee of the property subject to such lease for rental payments during the remaining term of the lease included in such transaction including any period for which such lease has been extended or may, at the sole option of the lessor, be extended or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

(c)      “Consolidated Net Tangible Assets” is defined as (1) the total amount of assets (less applicable reserves and other properly deductible items) which under United States generally accepted accounting principles would be included on a consolidated balance sheet of the Company and its Restricted Subsidiaries after deducting therefrom, without duplication, the sum of (i) all current liabilities except for (A) notes and loans payable, (B) current maturities of long term debt, (C) current maturities of obligations under capital leases and (D) customer deposits and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense

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and other like intangibles, which in each case under generally accepted accounting principles would be included on such consolidated balance sheet, less (2) the amount which would be so included on such consolidated balance sheet for investments (less applicable reserves) (i) in Unrestricted Subsidiaries or (ii) in corporations while they were Unrestricted Subsidiaries but which at the time of computation are not Subsidiaries of the Company.

(d)     “Mortgage” is defined as and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

(e)      “Principal Property” is defined as any real or personal property owned or leased by the Company or any Subsidiary the net book value of which on the date as of which the determination is being made exceeds 5% of the Company's Consolidated Net Tangible Assets.

(f)      “Restricted Subsidiary” is defined as any Subsidiary which owns or leases a Principal Property and any other Subsidiary which has not been designated an Unrestricted Subsidiary.

(g)     “Secured Debt” is defined as indebtedness for money borrowed which is secured by a Mortgage on a Principal Property of the Company or any Restricted Subsidiary.

(h)     “Unrestricted Subsidiary” is defined as (1) any Subsidiary of the Company which at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company pursuant to a Board Resolution) and (2) any Subsidiary of an Unrestricted Subsidiary.

Section 1009. Restrictions on Sales and Leasebacks.

(a)      Except for a sale or transfer between a Restricted Subsidiary and the Company or between Restricted Subsidiaries, the Company covenants and agrees that it will not and will not permit any Restricted Subsidiary to, sell or transfer any Principal Property owned by the Company or a Restricted Subsidiary, with the intention that the Company or any Restricted Subsidiary take back a lease thereof, except a lease for a period, including renewals, of less than three years, by the end of which period it is intended that the use of such Principal Property by the lessee will be discontinued (any such transaction being herein referred to as a “sale and leaseback transaction”) unless either:

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(1)     the Company or such Restricted Subsidiary could incur Secured Debt pursuant to Section 1008 on the Principal Property to be leased in a principal amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the Securities; or

(2)(A)             the gross proceeds of the sale or transfer of the Principal Property leased pursuant to such arrangement equals or exceeds the fair market value of such Principal Property and (B) within one year after such sale or transfer of such Principal Property shall have been made by the Company or by a Restricted Subsidiary, the Company applies all of the net proceeds of the sale or transfer of the Principal Property leased pursuant to such arrangement to (i) the voluntary retirement of Funded Debt of the Company or any Restricted Subsidiary or (ii) the acquisition by the Company or a Restricted Subsidiary of one or more properties which on an aggregate basis have a purchase price in excess of 5% of Consolidated Net Tangible Assets (other than the Principal Property involved in such sale).

(b)     “Funded Debt” is defined as any indebtedness for money borrowed, created, issued, incurred, assumed or guaranteed, whether secured or unsecured, maturing more than one year after the date of determination thereof and any indebtedness, regardless of its terms, renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than 360 days after the date of the creation of indebtedness.

Section 1010. Maintenance of Properties.

The Company will cause all material properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment (except for ordinary wear and tear) and will cause to be made all necessary repairs, renewals and replacements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this covenant shall prevent the Company or any Restricted Subsidiary from discontinuing the operation or maintenance of any properties if such discontinuation is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders of the Securities.

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Section 1011. Purchase of Securities upon a Change of Control.

(a)      If a Change of Control Triggering Event occurs, each Holder of the Securities will have the right to require the Company to repurchase all or any part (equal to €100,000 and integral multiples of €1,000 in excess thereof) of such Holder’s Securities at a purchase price in cash equal to 101% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the Regular Record Date to receive interest due on the relevant Interest Payment Date). No purchase in part shall reduce the principal amount at maturity of the Securities held by any Holder to below €100,000.

(b)     Within 30 days following any Change of Control Triggering Event, the Company will mail a notice (the “Change of Control Offer”) to each Holder of the Securities, with a copy to the Trustee, stating:

(1)     that a Change of Control Triggering Event has occurred and that such Holder has the right to require the Company to purchase such Holder’s Securities at a purchase price in cash equal to 101% of the principal amount of such Securities plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on a Regular Record Date to receive interest on the relevant Interest Payment Date) (the “Change of Control Payment”);

(2)     the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the “Change of Control Payment Date”);

(3)     that the Change of Control Offer is being made pursuant to this Section 1011 and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment on the Change of Control Payment Date;

(4)	the Change of Control Payment;

(5)     the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002;

(6)     that Securities must be surrendered on or prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

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(7)     that the Change of Control Payment for any Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Payment Date;

(8)     other procedures that a Holder must follow to accept a Change of Control Offer or to withdraw such acceptance of the Change of Control Offer;

(9)     that any Security not tendered will continue to accrue interest; and

(10)   that, unless the Company defaults in the payment of the Change of Control Payment, any Securities accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date.

In the case of a Change of Control Offer that is notified in accordance with the foregoing prior to a Change of Control Triggering Event, the Change of Control Offer may be conditioned on the occurrence of the Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

So long as the Securities may be listed on the ISE and the rules of the ISE so require, the Company shall cause to be published through the Regulatory News System offered by the Irish Stock Exchange through its Companies Announcements Office the notice described above.

(c)      Upon receipt by the Company of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Payment with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, the Holder of such Security shall be paid by the Company on the Change of Control Payment Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change of Control Payment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309. If any Security tendered for purchase in accordance with the provisions of this Section 1010 shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Payment Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Offer at least one Business Day prior to the Change of Control Payment Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due

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endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

(d)     The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof (in integral multiples of €100,000 and integral multiples of €1,000 in excess thereof) properly tendered pursuant to the Change of Control Offer, (ii) not later than 10:00 a.m. (London time) on the Business Day prior to the Change of Control Payment Date, deposit with the Paying Agent an amount of money in same day funds sufficient to pay the aggregate Change of Control Payment in respect of all the Securities or portions thereof (in integral multiples of €100,000 and integral multiples of €1,000 in excess thereof) which have been so tendered and (iii) not later than 10:00 a.m. (London time) on the Change of Control Payment Date, deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers’ Certificate stating the aggregate principal amount of the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to each Holder of the Securities so tendered the Change of Control Payment for such Securities, and the Company shall execute and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered, if any; provided that each such new Security will be in a principal amount of €100,000 and integral multiples of €1,000 in excess thereof. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on the Change of Control Payment Date. For purposes of this Section 1011, the Company shall choose a Paying Agent which shall not be the Company.

(e)      A tender made in response to a Change of Control Offer may be withdrawn if the Company receives, not later than one Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter, specifying, as applicable:

(1)	the name of the Holder;

(2)     the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

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(3)     the principal amount of the Security (which shall be €100,000 and integral multiples of €1,000 in excess thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted;

(4)     a statement that such Holder is withdrawing his election to have such principal amount of such Security purchased; and

(5)     the principal amount, if any, of such Security (which shall be €100,000 and integral multiples of €1,000 in excess thereof) that remains subject to the original Change of Control Offer and that has been or will be delivered for purchase by the Company.

(f)      Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Payment; provided, however, that, (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause (ii) of paragraph (d) above exceeds the aggregate Change of Control Payment of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Payment Date the Trustee shall return any such excess to the Company together with interest, if any, thereon.

(g)     If the Change of Control Payment Date is on or after a Regular Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest, if any, will be paid to the person in whose name a Security is registered at the close of business on such Regular Record Date, and no additional interest will be payable to Holders who tender pursuant to the Change of Control Offer.

(h)     The Company shall comply, to the extent applicable, with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer. To the extent that the provisions of any applicable securities laws or regulations conflict with the provisions of this Section 1011 (other than the obligation to make a Change of Control Offer pursuant to this Section 1011), the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described in this Section 1011 by virtue thereof.

(i)       Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer, in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of

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Control Offer made by the Company and purchases all the Securities validly tendered and not withdrawn under such Change of Control Offer.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

Securities which are redeemable before their Stated Maturity shall be redeemable in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or by action taken pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities or any integral multiple thereof) of the principal amount of Securities of a denomination larger than the minimum authorized denomination for Securities, but if less than all of the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption in accordance with the preceding sentence.

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The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities (as of the relevant Record Dates) to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall state:

(1)	the Redemption Date,

(2)	the Redemption Price,

(3)     if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

(4)     in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued,

(5)     that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(6)     the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

(7)     the CINS numbers or ISIN numbers, if any, relating to the Securities.

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Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

So long as the Securities may be listed on the ISE and the rules of the ISE so require, the Company shall, when there has been a partial redemption of any of the Securities (including with respect to a Change of Control Triggering Event), cause to be published through the Regulatory News System offered by the ISE through its Companies Announcements Office a notice specifying the aggregate principal amount of Securities outstanding and a list of the Securities drawn for redemption but not surrendered and provide notification of such partial redemption to the ISE.

Section 1105. Deposit of Redemption Price.

On or before 10:00 a.m. London, England time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in euro sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in euro, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 309.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

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Section 1107. Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 1108. Right of Redemption.

If as a result of any change in, or amendment to, (i) the laws (including any regulations promulgated thereunder) of Liberia (or any political subdivision or taxing authority thereof or therein) or (ii) the laws (including any regulations promulgated thereunder) of any jurisdiction in which the Company is organized (or any political subdivision or taxing authority thereof or therein), it is determined by the Company based upon an Opinion of Counsel that as a result of any change in, or amendment to, any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the date of this Indenture, the Company would be required to pay an Additional Amount in accordance with Section 1007 hereof, then the Company may, at its option, on giving not less than 30 days’ nor more than 60 days’ notice (which shall be irrevocable) redeem the Securities in whole, but not in part, at any time at a redemption price equal to 100% of the principal amount plus accrued interest to the date fixed for redemption provided that (a) no notice of redemption may be given more than 90 days prior to the earliest date on which the Company would be obligated to pay Additional Amounts and (b) at the time such notice of redemption is given, the obligation to pay Additional Amounts remains in effect.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

ROYAL CARIBBEAN CRUISES LTD.

By:	/s/ Antje M. Gibson
Name: Antje M. Gibson
Title: Vice President and Acting Treasurer

THE BANK OF NEW YORK

By:	/s/ Paul Bashford
Name: Paul Bashford
Title: Assistant Vice President

AIB/BNY FUND MANAGEMENT (IRELAND) LIMITED

By:	/s/ Paul Bashford
Name: Paul Bashford
Title: Assistant Vice President

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STATE OF NEW YORK )

) ss.: New York
COUNTY OF NEW YORK	)

On the __24th_____ day of ___January _______, 2007, before me personally came Antje Gibson, to me known, who, being by me duly sworn, did depose and say that she is Vice President and Acting Treasurer of ROYAL CARIBBEAN CRUISES LTD., one of the corporations described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said corporation.

/s/ Thomas Mehldau
Name: Thomas Mehldau

Notary Public

State of New York
My Commission expires on November 27, 2010

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Exhibit A

ROYAL CARIBBEAN CRUISES LTD.

5.625% SENIOR NOTES DUE 2014

ISIN NO.	______________
COMMON CODE	______________	[€______________]

Royal Caribbean Cruises Ltd., a Liberian corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________, or its registered assigns, the principal sum of one billion euros on January 27, 2014, at the office or agency of the Company referred to below, and to pay interest thereon from January 25, 2007 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on January 27th in each year, commencing January 27, 2008, at the rate of 5.625% per annum, in euros, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 12th (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. In any case where such Interest Payment Date shall not be a Business Day, then (notwithstanding any other provision of the Indenture) payment of such interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and, if such payment is so made, no interest shall accrue on such payment for the period from and after such Interest Payment Date.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any), interest and Additional Amounts on this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company maintained for that purpose (which initially will be a corporate trust office of the Trustee located at One Canada Square, London E14 5AL,

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United Kingdom, or at such other office or agency as may be maintained for such purpose, and during any period when the Securities are listed on the ISE, at the office of the paying agent in Ireland or at such other office or agency as may be maintained for such purpose), in such coin or currency of the participating Member States in the Third Stage of European Economic and Monetary Union of the Treaty Establishing the European Community, as amended from time to time as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest in immediately available funds may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee located inside the United States.

All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: January 25, 2007

ROYAL CARIBBEAN CRUISES LTD.

By:	___________________________
Name:
Title:

Attest:

__________________________

Name:

Title:

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the 5.625% Senior Notes due 2014 referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By: ___________________________
Authorized Signatory

Dated:

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OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have this Security purchased by the Company pursuant to Section 1011, as applicable, of the Indenture, check the box: [      ].

If you wish to have a portion of this Security purchased by the Company pursuant to Section 1011 as applicable, of the Indenture, state the amount (in original principal amount):

€ _______________.

Date: ___________________	Your Signature: _____________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee: __________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the U.S. Securities Exchange Act of 1934, as amended.

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REVERSE OF SECURITY

This Security is one of a duly authorized issue of senior securities evidencing unsecured and unsubordinated indebtedness of the Company (herein called the “Securities”), issued and to be issued under and pursuant to an indenture (herein called the “Indenture”) dated as of January 25, 2007, among the Company, The Bank of New York, as Trustee, Transfer Agent, Principal Paying Agent and Security Registrar (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and AIB/BNY Fund Management (Ireland) Limited, as Irish Paying Agent, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein. This Security is a Book-Entry Security representing €_________ aggregate principal amount of Securities designated as the 5.625% Senior Notes due January 27, 2014 of the Company. Securities in the aggregate amount of €1,000,000,000 are being issued at the time of issuance of this Security. Additional Securities of the same class may be issued under the Indenture (the “Additional Securities”). The Securities and the Additional Securities subsequently issued shall be treated as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities will not be subject to any sinking fund and will not be redeemable by the Company prior to Maturity, except in the limited circumstances described in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants and certain Events of Default upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to

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waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, interest and Additional Amounts on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

This Security is a Book-Entry Security registered in the name of a nominee of the Depositary. This Book-Entry Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances hereinafter described. Unless and until it is exchanged in whole or in part for definitive Securities in certificated form, this Book-Entry Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

The Securities represented by this Book-Entry Security are exchangeable for definitive Securities in certificated form of like tenor as such Securities in denominations of €100,000 and integral multiples of €1,000 in excess thereof only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Book-Entry Security and the Company fails within 90 days thereafter to appoint a successor, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Securities that are exchangeable pursuant to the preceding sentence are exchangeable for certificated Securities issuable in authorized denominations and registered in such names as the Depositary shall direct. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of definitive Securities in certificated form is registerable in the Security Register upon surrender of the definitive Security for registration of transfer at the office or agency of the Company at any place where the principal of, premium, interest and Additional Amounts on the definitive Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Subject to the foregoing, this Book-Entry Security is not exchangeable, except for a Book-Entry

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Security or Book-Entry Securities of this issue of the same principal amount to be registered in the name of the Depositary or its nominee.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

THIS BOOK-ENTRY SECURITY SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

[PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Book-Entry Security, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such security on the books of the Company, with full power of substitution in the premises.

Dated:___________________

NOTICE:

The signature to this assignment must correspond with the name as written upon the face of the within Book-Entry Security in every particular without alteration or enlargement or any change whatsoever.

In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended, covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the Resale Restriction Termination Date, the undersigned confirms that it is making, and it has not utilized any general solicitation or general advertising in connection with, the transfer:

[Check One]

(1)	to the Company or any Subsidiary thereof, or

(2)	pursuant to, and in compliance with, the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended, or

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(3)	pursuant to, and in compliance with, the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended, or

(4)	pursuant to, and in compliance with, an exemption from registration under the Securities Act of 1933, as amended, other than Rule 144A or Rule 144, or

(5)	pursuant to an effective registration statement under the Securities Act of 1933, as amended,

and, unless the box below is checked, the undersigned confirms that this Security is not being transferred to an “affiliate” of the Company (an “Affiliate”) as defined in Rule 144 under the Securities Act of 1933, as amended:

?        The transferee is an Affiliate of the Company. (If the Security is transferred to an Affiliate, the restrictive legend must remain on the Security for at least two (2) years following the date of the transfer.)

Unless one of the items (1) through (5) is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3) or (4) is checked, the Company or the Registrar may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications and other information as the Registrar or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. If item (2) is checked, the purchaser must complete the certification below.

If none of the foregoing items are checked, the Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture shall have been satisfied.

Dated:	Signed:

(Sign exactly as name appears on the other side of this Security)

Signature Guarantee:

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TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A and acknowledges that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	NOTICE: To be executed by an executive officer

SCHEDULE A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE BOOK-ENTRY SECURITY1

The following exchanges of a part of this Book-Entry Security for an interest in another Book-Entry Security or for Securities in certificated form, have been made:

Date of Exchange	Amount of decrease in Principal amount of this Book-Entry Security	Amount of Increase in Principal amount of this Book-Entry Security	Principal amount of this Book-Entry Security following such decrease or increase	Signature or authorized signatory of Trustee

1	This is included in Book-Entry Securities only.

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Exhibit B

FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM

RULE 144A GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY

(Transfers pursuant to Section 307 of the Indenture)

THE BANK OF NEW YORK

One Canada Square

London E14 5AL

United Kingdom

Re:	5.625% Senior Notes due 2014 of Royal Caribbean Cruises, Ltd.

(the “Securities”)

Reference is made to the Indenture, dated as of January 25, 2007 (the “Indenture”), among ROYAL CARIBBEAN CRUISES, LTD., a Liberian corporation (“Company”), and THE BANK OF NEW YORK, as Trustee, Principal Paying Agent and Security Registrar hereunder, and AIB/BNY Fund Management (Ireland) Limited, as Irish Paying Agent having its principal office at Guild House, Guild Street, Dublin 1, Ireland. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

This letter relates to €__________ (being in a denomination of €100,000 and in an integral multiple of €1,000 in excess thereof) principal amount of Securities beneficially held through interests in the Rule 144A Global Security (ISIN: XS0282331320; Common Code: 028233132) with Euroclear and Clearstream in the name of _____________ (the “Transferor”), account number _____________. The Transferor hereby requests that on [INSERT DATE] such beneficial interest in the Rule 144A Global Security be transferred or exchanged for an interest in the Regulation S Global Security (ISIN: XS0282330868; Common Code: 028233086) in the same principal denomination and transfer to ____________ (account no. ____________). If this is a partial transfer, an amount of €100,000 and any integral multiple of €1,000 in excess thereof of the Rule 144A Global Security will remain outstanding.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Securities and:

(A) the offer of the Securities was not made to a person in the United States;

(B) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market described in paragraph (b) of Rule 902 of Regulation S and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States,

B-1

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(C) no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

(D) we have advised the transferee of the transfer restrictions applicable to the Securities; and

(E) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By:
Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

B-2

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